Exhibit 99.9

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 SEPTEMBER 1998
                   Home Equity Loan Pass-Through Certificates,
                                 Series 1998-HE1

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:

          (1)  Aggregate Monthly Payments Due:                 $1,350,420.83
                                                               -----------

          (2) Aggregate Monthly Payments received and Monthly Advances made this Month:
             (a) Principal                                       $212,618.05
                                                               -----------
             (b) Interest                                      $1,128,028.37
                                                               -----------
             (c) Total                                         $1,340,646.42
                                                               -----------

          (3)  Aggregate  Principal   Prepayments  in  part  received  on  Self-
               Amortizing   Mortgage   Loans  and  applied  in  the   applicable
               Prepayment Period:
                (a) Principal                                     $19,328.93
                                                                  --------
                (c) Total                                         $19,328.93
                                                                  --------

          (4)  Aggregate   Principal   Prepayments   in  full  received  in  the
               applicable Prepayment period:
               (a) Principal                                   $2,364,658.38
                                                               -----------
               (b) Interest                                       $19,768.96
                                                               -----------
               (c) Total                                       $2,384,427.34
                                                               -----------

          (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:
              (a) Principal                                            $0.00
                                                                       ---
              (b) Interest                                             $0.00
                                                                       ---
              (c) Total                                                $0.00
                                                                       ---

          (6)  Aggregate Liquidation Proceeds for prior month:
                (a) Principal                                          $0.00
                                                                       ---
                (b) Interest                                           $0.00
                                                                       ---
                (c) Total                                              $0.00
                                                                       ---

          (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a) Principal                                           $0.00
                                                                       ---
               (b) Interest                                            $0.00
                                                                       ---
               (c) Total                                               $0.00
                                                                       ---

          (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:

               (a) Principal                                           $0.00
                                                                       ---
               (b) Interest                                            $0.00
                                                                       ---
               (c) Total                                               $0.00
                                                                       ---

          (9) Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02
              (a) Principal                                            $0.00
                                                                       ---
              (b) Interest                                             $0.00
                                                                       ---
              (c) Total                                                $0.00
                                                                       ---

          (10) Pool Principal Balance                        $145,481,166.73
                                                             -------------

          (11) Available Funds:                                $3,677,897.78
                                                             -------------

          (12) Realized Losses for prior month:                        $0.00
                                                             -------------

          (13) Aggregate Realized Losses:                              $0.00
                                                             -------------
                       (a) Deficient Valuations                        $0.00
                                                             -------------
                       (b) Special Hazard Losses                       $0.00
                                                             -------------
                       (c) Fraud Losses                                $0.00
                                                             -------------
                       (d) Excess Bankruptcy Losses                    $0.00
                                                             -------------
                       (e) Excess Special Hazard Losses                $0.00
                                                             -------------
                       (f ) Excess Fraud Losses                        $0.00
                                                             -------------

          (14) Compensating Interest Payment:                      $2,937.43
                                                                   -------

          (15) Net Simple Interest Shortfall:                          $0.00
                                                                   -------

          (16) Net Simple Interest Excess:                             $0.00
                                                                   -------

          (17) Simple Interest Shortfall Payment:                      $0.00
                                                                   -------

          (18) Unpaid Net Simple Interest Shortfall:

                Class A1     36158GAV0                         $0.00
                             -------------   ---------------------
                Class A2     36158GAW8                         $0.00
                             -------------   ---------------------
                Class A3     36158GAX6                         $0.00
                             -------------   ---------------------
                Class A4     36158GAY4                         $0.00
                             -------------   ---------------------
                Class A5     36158GAZ1                         $0.00
                             -------------   ---------------------
                Class A6     36158GBA5                         $0.00
                             -------------   ---------------------
                Class A7     36158GBB3                         $0.00
                             -------------   ---------------------
                 Class S     36198HE1                          $0.00
                             -------------   ---------------------
                 Class M     36158GBE7                         $0.00
                             -------------   ---------------------
                Class B1     36158GBF4                         $0.00
                             -------------   ---------------------
                Class B2     36158GBC2                         $0.00
                             -------------   ---------------------
                Class B3     36157REZ4                         $0.00
                             -------------   ---------------------
                Class B4     36157RFA8                         $0.00
                             -------------   ---------------------
                Class B5     36157RFB6                         $0.00
                             -------------   ---------------------

          (19) Class Certificate Interest Rate:
                 Class M      36158GBE7                          6.950%
                              -------------   ---------------------
                Class B1      36158GBF4                          7.240%
                              -------------   ---------------------
                Class B2      36158GBC2                          7.590%
                              -------------   ---------------------
                Class B3      36157REZ4                          8.919%
                              -------------   ---------------------
                Class B4      36157RFA8                          8.919%
                              -------------   ---------------------
                Class B5      36157RFB6                          8.919%
                              -------------   ---------------------
                 Class S      36198HE1                           2.32%
                              -------------   ---------------------

          (20) Accrued Certificate Interest and Pay-out Rate:

                Class A1      36158GAV0             $192,055.90          6.525%
                              -------------   -----------------------------
                Class A2      36158GAW8             $102,768.33          6.260%
                              -------------   -----------------------------
                Class A3      36158GAX6             $117,105.00          6.330%
                              -------------   -----------------------------
                Class A4      36158GAY4              $56,886.67          6.440%
                              -------------   -----------------------------
                Class A5      36158GAZ1              $70,197.50          6.530%
                              -------------   -----------------------------
                Class A6      36158GBA5             $103,348.17          6.940%
                              -------------   -----------------------------
                Class A7      36158GBB3              $76,540.21          6.465%
                              -------------   -----------------------------
                 Class S      36198HE1              $280,948.63          2.32%
                              -------------   -----------------------------
                 Class M      36158GBE7              $22,261.52          6.950%
                              -------------   -----------------------------
                Class B1      36158GBF4              $20,872.58          7.240%
                              -------------   -----------------------------
                Class B2      36158GBC2               $9,725.86          7.590%
                              -------------   -----------------------------
                Class B3      36157REZ4              $11,428.71          8.919%
                              -------------   -----------------------------
                Class B4      36157RFA8               $8,573.38          8.919%
                              -------------   -----------------------------
                Class B5      36157RFB6               $8,579.98          8.919%
                              -------------   -----------------------------
                  Total                           $1,081,292.42

          (21) Principal distributable:

                Class A1      36158GAV0                 $2,578,064.60
                              -------------   ---------------------
                Class A2      36158GAW8                         $0.00
                              -------------   ---------------------
                Class A3      36158GAX6                         $0.00
                              -------------   ---------------------
                Class A4      36158GAY4                         $0.00
                              -------------   ---------------------
                Class A5      36158GAZ1                         $0.00
                              -------------   ---------------------
                Class A6      36158GBA5                         $0.00
                              -------------   ---------------------
                Class A7      36158GBB3                         $0.00
                              -------------   ---------------------
                 Class M      36158GBE7                     $5,617.40
                              -------------   ---------------------
                Class B1      36158GBF4                     $5,055.95
                              -------------   ---------------------
                Class B2      36158GBC2                     $2,247.25
                              -------------   ---------------------
                Class B3      36157REZ4                     $2,247.25
                              -------------   ---------------------
                Class B4      36157RFA8                     $1,685.80
                              -------------   ---------------------
                Class B5      36157RFB6                     $1,687.10
                              -------------   ---------------------
                Class R1      36158GBC1                         $0.00
                              -------------   ---------------------
                Class R2      36158GBD9                         $0.00
                              -------------   ---------------------
                  Total                                 $2,596,605.36

          (22) Additional  distributions to the Class R1 Certificate pursuant to
               Section 2.05 (d) :                               $0.00
                                                                -----

          (23) Additional  distributions to the Class R2 Certificate pursuant to
               Section 4.01 (b) :                               $0.00
                                                                -----

    B. Other Amounts:

       1)  Senior Percentage for such Distribution Date             91.279779%


       2)  Senior Prepayment Percentage for such Distribution Date   100.00%


       3)  Junior Percentage for such Distribution Date              8.720221%


       4)  Junior Prepayment Percentage for such Distribution Date     0.00%


       5)  Subordinate Certfificate Writedown Amount
            for such Distribution Date                                 $0.00


       6)  Prepayment Distribution Triggers satisfied:
                        Yes                  No
           Class B1      X
                         -----------------------------------
           Class B2      X
                         -----------------------------------
           Class B3      X
                         -----------------------------------
           Class B4      X
                         -----------------------------------
           Class B5      X
                         -----------------------------------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

GE CAPITAL MORTGAGE SERVICES, INC.

By:  /s/ Tim Neer
------------------------------------------
Name:     Tim Neer
Title:    Vice President of Investor Operations